UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 13, 2020

NETGEAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive

San Jose     CA     95134

(Address, including zip code, of principal executive offices)

(408) 907-8000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s):	Name of each exchange on which registered
Common Stock, $0.001 par value	NTGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 13, 2020, David Henry, Senior Vice President, Connected Home Products and Services, of NETGEAR, Inc. (the “Company”) participated in an interview with David Richards, CEO and Editorial Director of Australian technology publisher 4SquareMedia, and made certain statements with respect to the Company’s earnings announcement, retail channel stock levels and demand for the Company’s products.  On July 15, 2020, Mr. Richards published an article based on such interview on ChannelNews, a digital publication of 4SquareMedia that covers the consumer electronics industry, entitled NETGEAR Takes to Chartering Flights to Meet Retail Demand for Routers, which article is available on the internet at https://www.channelnews.com.au/netgear-takes-to-chartering-flights-to-meet-retail-demand-for-routers/.  The Company wishes to clarify certain statements reported in the article that did not accurately reflect the interview statements made by Mr. Henry.

1)

The article states “Next week the Company is expected to make…a major announcement…”  As previously announced, the Company intends to issue its second quarter earnings release and to conduct a related earnings conference call to discuss second quarter results on July 22, 2020.  No other announcements are planned.

2)

The article states “Next week the Company is expected to announce a significant increase in global sales…” and Mr. Henry is quoted in the article as saying “We are witnessing excellent sales…”.  Mr. Henry actually stated that “[Our stock levels are] not what I’d like them to be…Ever since early March, there’s been a mad rush on buying, upgrading networks…and actually at the same time was when there were supply chain disruptions in Asia because of COVID…so we’ve been scrambling the best we can to get back in stock.  Everything we sell into the back of the store goes out the front of the store, pretty quickly.  It’s a good problem to have but it’s certainly a problem that we’re trying to grapple with…but I think the biggest impact we’ve had on our supply chain really is not the supply chain it’s the demand; the demand has, it’s gone up.”

3)

The article states that the Company is delivering on record demand, retailers are selling out of stock in days and Mr. Henry is quoted in the article as saying “Everything we have delivered to retailers has sold out”.  We again refer to what Mr. Henry actually stated as set forth in 2) above.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The information furnished pursuant to this Item 7.01 contains “forward looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “is expected to,” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent NETGEAR, Inc.’s expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding: NETGEAR’s recent sales efforts and results, anticipated second quarter earnings release and conference call timing, and levels of demand for NETGEAR’s products. These statements are based on management's current expectations and are subject to certain risks and uncertainties, including the following: uncertainty surrounding the duration and impact of the global COVID-19 pandemic; future demand for the Company's products may be lower than anticipated; consumers may choose not to adopt the Company's new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; the Company may be unsuccessful or experience delays in manufacturing and distributing its new and existing products; telecommunications service providers may choose to slow their deployment of the Company's products or utilize competing products; the Company may be unable to grow its number of registered users and/or registered app users; the Company may be unable to grow its paid subscriber base; the Company may be unable to collect receivables as they become due; the Company may fail to manage costs, including the cost of distribution of its existing offerings; the Company may fail to successfully continue to effect operating expense savings; fluctuations in foreign exchange rates; and the actions and financial health of the Company's customers. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect NETGEAR and its business are detailed in the Company's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Part II - Item 1A. Risk Factors” in the Company's quarterly report on Form 10-Q for the quarter ended March 29, 2020, filed with the Securities and Exchange Commission on May 1, 2020. Given these circumstances, you should not place undue reliance on these forward-looking statements. NETGEAR undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2020

NETGEAR, INC.

By: /s/ Andrew W. Kim
Andrew W. Kim
Senior Vice President, Corporate Development, General Counsel and Secretary